GLVEY-SUMSUP-1

Summary Prospectus Supplement dated May 5, 2017

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Global Low Volatility Equity Yield Fund

The MSCI World 100% Hedged to USD IndexSM (Net) (the style specific benchmark) listed in the Average Annual Total Returns table under the heading “Performance Information” is hereby replaced with the following:

“Average Annual Total Returns (for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years
Custom Invesco Global Low Volatility Equity Yield Index (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	7.51	10.41	3.83”

GLVEY SUMSUP-1